UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 12, 2010

BLACKHAWK CAPITAL GROUP BDC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	814-00678 (Commission File Number)	20-1031329 (IRS Employer Identification No.)

880 Third Avenue, 12th Floor New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: (646) 833-1030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7	Regulation FD
Item 7.01	Regulation FD Disclosure

On October 12, 2010, Blackhawk Capital Group BDC, Inc., a Delaware corporation (the "Company"), provided to a prospective investor in the Company's convertible note private placement offering under Regulation D of the Securities Act of 1933, as amended ("Securities Act") information about the note offering and the Company in a document titled "Investment Highlights" (the "Investment Highlights").

A copy of the Investment Highlights appears at Exhibit 99.1 and is furnished pursuant to this Form 8-K.  However, the Investment Highlights are not being filed for purposes of Regulation FD or Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2010	BLACKHAWK CAPITAL GROUP BDC, INC.

	By:	/s/ Craig A. Zabala
Craig A. Zabala Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Blackhawk Investment Highlights